Exhibit 99.2

SL Green Realty Corp.

First quarter

Supplemental Data

March 31, 2012

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2012 that will be released on Form 10-Q to be filed on or before May 10, 2012.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38-41
Annual Lease Expirations	42-43

Summary of Real Estate Acquisition/Disposition Activity	44-46
Corporate Information	47
Analyst Coverage	48
Supplemental Definitions	49

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FIRST QUARTER 2012 HIGHLIGHTS UNAUDITED

Summary

New York, NY, April 25, 2012 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $99.3 million, or $1.10 per diluted share, for the quarter ended March 31, 2012, compared to $142.8 million, or $1.75 per diluted share, for the same quarter in 2011.  The comparable results reflect the issuance of $660.5 million of common equity since the first quarter of 2011 as well as a one-time gain recognized in the first quarter of 2011 on the sale of interests in the mezzanine debt at 280 Park Avenue.

Net income attributable to common stockholders totaled $25.3 million, or $0.29 per diluted share, for the quarter ended March 31, 2012, compared to $80.9 million, or $1.01 per diluted share, for the same quarter in 2011.

Operating and Leasing Activity

For the first quarter of 2012, the Company reported revenues and operating income of $339.2 million and $182.1 million, respectively, compared to $329.2 million and $209.9 million, respectively, for the same period in 2011.

Same-store cash NOI on a combined basis increased by 6.2 percent to $172.0 million for 2012, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to 2011. Consolidated property cash NOI increased by 6.4 percent to $145.7 million and unconsolidated joint venture property cash NOI increased 4.9 percent to $26.3 million.

Same-store GAAP NOI on a combined basis increased by 0.8 percent to $197.5 million for 2012, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to 2011. Consolidated property GAAP NOI decreased by 0.6 percent to $167.4 million and unconsolidated joint venture property GAAP NOI increased 9.9 percent to $30.1 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio at March 31, 2012 was 93.4 percent as compared to 93.1 percent at March 31, 2011.  During the quarter, the Company signed 64 office leases in its Manhattan portfolio totaling 674,983 square feet.  Twenty one leases totaling 157,433 square feet represented office leases that replaced previous vacancy, and 43 office leases comprising 517,550 square feet had average starting rents of $69.71 per rentable square foot, representing a 32.3 percent increase over the previously fully escalated rents on the same office spaces, which was largely driven by the 361,044 square foot lease with Random House, Inc. at 1745 Broadway.  The average lease term on the Manhattan office leases signed in the first quarter was 6.3 years and average tenant concessions were 1.1 months of free rent with a tenant improvement allowance of $17.87 per rentable square foot.  Of the 734,218 square feet of office leases which commenced during the first quarter, 194,731 square feet represented office leases that replaced previous vacancy, and 539,487 square feet represented office leases that had average starting rents of $69.81 per rentable square foot, representing a 31.4 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 86.4 percent at March 31, 2012, as compared to 86.3 percent at March 31, 2011.  Excluding the One Court Square office property, which is in contract for sale, the Company’s Suburban portfolio occupancy would be 82.9 percent at March 31, 2012, as compared to 82.7 percent at March 31, 2011.

FIRST QUARTER 2012 HIGHLIGHTS UNAUDITED

During the quarter, the Company signed 32 office leases in the Suburban portfolio totaling 128,236 square feet.  Nine leases totaling 22,577 square feet represented office leases that replaced previous vacancy, and 23 office leases comprising 105,659 square feet had average starting rents of $33.72 per rentable square foot, representing a 4.6 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the first quarter was 3.1 years and average tenant concessions were 1.1 months of free rent with a tenant improvement allowance of $5.33 per rentable square foot.  Of the 145,978 square feet of office leases which commenced during the first quarter, 39,641 square feet represented office leases that replaced previous vacancy, and 106,337 square feet represented office leases that had average starting rents of $33.74 per rentable square foot, representing a 4.6 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the first quarter included:

•                  Early renewal on 361,044 square feet with Random House, Inc. for 5 years at 1745 Broadway bringing the total remaining lease term to 10 years;

•                  New lease on 30,653 square feet with Jazz at Lincoln Center, Inc. for 15.8 years at 3 Columbus Circle;

•                  Early renewal on 23,230 square feet with FTI Consulting, Inc. for 9 years at 750 Third Avenue;

•                  New lease on 22,363 square feet with Titan Outdoor LLC for 10.5 years at 100 Park Avenue; and

•                  Early renewal on 26,065 square feet with State Bank of Long Island for 1.5 years at Jericho Plaza, Long Island.

Marketing, general and administrative, or MG&A, expenses for the quarter ended March 31, 2012 were $20.2 million, or 5.2 percent of total revenues including the Company’s share of joint venture revenue compared to $20.0 million, or 5.2 percent for the quarter ended March 31, 2011.

Real Estate Investment Activity

In February 2012, the Company acquired the 390,000 square-foot office building located at 10 East 53rd Street through a joint venture with CPPIB for $252.5 million, or $647 per square foot.

In January 2012, SL Green, along with its joint venture partner Jeff Sutton, acquired 724 Fifth Avenue for $223.0 million.  The anchor tenant in this 65,010 square foot property is Prada.

In January 2012, SL Green, along with its joint venture partner Stonehenge Partners, acquired five retail and two multifamily properties in Manhattan for total consideration of $193.1 million.

In February 2012, SL Green sold the leased fee interest at 292 Madison Avenue for $85.0 million. The transaction included assumption by the purchaser of $59.1 million of existing debt.  SL Green recognized a gain on the sale of $6.6 million.

In February 2012, SL Green, along with its joint venture partner, Jeff Sutton, sold its two retail condominium units at 141 Fifth Avenue for $46.0 million. The transaction included the assumption by the purchaser of $25.0 million of existing debt. SL Green recognized a gain on the sale of $7.3 million.

In March 2012, SL Green, along with its joint venture partner, entered into an agreement to sell 379 West Broadway for $48.5 million, inclusive of the fee position.

FIRST QUARTER 2012 HIGHLIGHTS UNAUDITED

In April 2012, SL Green, along with its joint venture partner, modified the agreement to sell One Court Square to provide the purchaser an extension of the closing date in exchange for an increase in the gross sale price to $478.1 million.  The transaction, which includes the assumption by the purchaser of $315.0 million of existing debt, is expected to close in the second quarter.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $1.0 billion at March 31, 2012.  During the first quarter, the Company purchased and originated new debt and preferred equity investments totaling $70.5 million, all of which are directly collateralized by New York City commercial office properties, and received $57.6 million of principal reductions from investments that were sold or repaid.  The debt and preferred equity investment portfolio had a weighted average maturity of 3.1 years as of March 31, 2012 and had a weighted average yield for the quarter ended March 31, 2012 of 9.0 percent, exclusive of loans with a net carrying value of $25.2 million, which are on non-accrual status.

Financing and Capital Activity

In the first quarter of 2012, SL Green sold 2.9 million shares of common stock for aggregate gross proceeds of $225.0 million ($222.6 million of net proceeds after related expenses). In 2012 to date, SL Green sold 3.7 million shares of common stock for gross proceeds of $281.8 million ($278.5 million of net proceeds after related expenses).  The Company’s existing ATM plan has $68.2 million of remaining sales capacity.

In March 2012, SL Green repaid approximately $102.2 million of its 3.0% exchangeable senior notes due 2027 pursuant to the holders’ scheduled put option.  Approximately $18.0 million of these notes remain outstanding.

In January 2012, SL Green, along with its joint venture partner Stonehenge Partners, closed on two 7-year mortgage financings totaling $100.0 million in connection with the acquisition of two residential properties. These mortgages bear a fixed interest rate of 4.125%. In addition, the retail property located at 762 Madison Avenue, which was also acquired by the joint venture, was partially financed with a 5-year, $8.5 million mortgage loan which bears a fixed interest rate of 3.75%.

In February 2012, SL Green, along with its joint venture partner Jeff Sutton, closed on a 5-year $120.0 million mortgage in connection with the acquisition of 724 Madison Avenue. The mortgage bears interest at 235 basis points over the 30-day LIBOR.

In February 2012, SL Green, along with its joint venture partner, CPPIB, closed on a 5-year $125.0 million mortgage in connection with the acquisition of 10 East 53rd Street.  The mortgage bears interest at 250 basis points over the 30-day LIBOR.

FIRST QUARTER 2012 HIGHLIGHTS UNAUDITED

Dividends

During the first quarter of 2012, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.25 per share of common stock, which was paid on April 13, 2012 to stockholders of record on the close of business on March 30, 2012; and

•                  $0.4766 and $0.4922 per share on the Company’s Series C and D Preferred Stock, respectively, for the period January 15, 2012 through and including April 14, 2012, which were paid on April 13, 2012 to stockholders of record on the close of business on March 30, 2012, and reflect regular quarterly dividends which are the equivalent of annualized dividends of $1.9064 and $1.9688, respectively.

SL Green Realty Corp.
Key Financial Data
March 31, 2012
(Amounts in Thousands Except Ratios, Percentages, Per Share and Sq. Ft.)

	As of or for the three months ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.29	$0.03	$0.08	$6.26	$1.01
Funds from operations available to common stockholders - diluted	$1.10	$1.02	$1.00	$1.08	$1.75
Funds available for distribution to common stockholders - diluted	$0.87	$0.52	$0.44	$0.57	$1.07

Common Share Price & Dividends
At the end of the period	$77.55	$66.64	$58.15	$82.87	$75.20
High during period	$79.27	$71.33	$87.54	$90.01	$75.63
Low during period	$68.16	$55.14	$58.15	$74.72	$66.96
Common dividends per share	$0.25	$0.25	$0.10	$0.10	$0.10

FFO payout ratio	22.7%	24.6%	10.0%	9.3%	5.7%
FAD payout ratio	28.6%	47.9%	22.9%	17.4%	9.4%

Common Shares & Units
Common shares outstanding	88,855	86,045	85,969	84,559	80,925
Units outstanding	3,051	2,765	1,910	1,912	1,912
Total common shares and units outstanding	91,906	88,810	87,879	86,471	82,837

Weighted average common shares and units outstanding - basic	89,792	88,326	87,608	85,490	81,206
Weighted average common shares and units outstanding - diluted	90,173	88,744	88,081	86,010	81,643

Market Capitalization
Market value of common equity	$7,127,310	$5,918,298	$5,110,164	$7,165,852	$6,229,342
Liquidation value of preferred equity/units	442,050	392,500	392,500	392,500	392,500
Consolidated debt	6,081,046	6,094,696	5,886,440	5,597,585	5,020,380
Consolidated market capitalization	$13,650,406	$12,405,494	$11,389,104	$13,155,937	$11,642,222
SLG portion of JV debt	1,940,840	1,824,515	1,823,611	1,783,078	1,670,792
Combined market capitalization	$15,591,246	$14,230,009	$13,212,715	$14,939,015	$13,313,014

Consolidated debt to market capitalization	44.5%	49.1%	51.7%	42.5%	43.1%
Combined debt to market capitalization	51.5%	55.7%	58.4%	49.4%	50.3%

Consolidated debt service coverage	2.1	2.2	2.2	2.3	2.9
Consolidated fixed charge coverage	1.8	1.8	1.8	2.0	2.4
Combined fixed charge coverage	1.6	1.7	1.6	1.8	2.1

Supplemental Information	First Quarter 2012

SL Green Realty Corp.
Key Financial Data
March 31, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Selected Balance Sheet Data
Real estate assets before depreciation	$11,338,420	$11,202,854	$10,619,202	$10,609,660	$9,377,934
Investments in unconsolidated joint ventures	$1,022,931	$893,933	$921,146	$896,632	$916,600
Debt and Preferred Equity Investments	$999,573	$985,942	$897,028	$582,418	$579,287
Cash and cash equivalents	$133,665	$138,192	$394,505	$390,229	$234,009
Investment in marketable securities	$25,689	$25,323	$54,962	$55,366	$64,440

Total assets	$13,761,713	$13,483,852	$13,162,645	$12,644,078	$11,442,366

Fixed rate & hedged debt	$4,773,768	$4,832,209	$4,750,111	$4,458,109	$4,117,683
Variable rate debt	1,307,278	1,262,487	1,136,329	1,139,476	781,074
Total consolidated debt	$6,081,046	$6,094,696	$5,886,440	$5,597,585	$4,898,757

Total liabilities	$6,822,003	$6,833,513	$6,635,292	$6,224,415	$5,682,787

Fixed rate & hedged debt - including SLG portion of JV debt	$6,105,516	$6,176,764	$6,094,873	$5,814,931	$5,100,904
Variable rate debt - including SLG portion of JV debt	1,916,370	1,742,447	1,615,178	1,565,732	1,468,645
Total combined debt	$8,021,886	$7,919,211	$7,710,051	$7,380,663	$6,569,549

Selected Operating Data
Property operating revenues	$302,477	$294,495	$282,114	$273,629	$257,295
Property operating expenses	(133,573)	(126,223)	(122,471)	(114,183)	(108,199)
Property operating NOI	$168,904	$168,272	$159,643	$159,446	$149,096
NOI from discontinued operations	519	1,945	1,946	2,785	4,202
Total property operating NOI - consolidated	$169,423	$170,217	$161,589	$162,231	$153,298
SLG share of property NOI from JVs	38,704	36,792	37,532	38,690	41,878
Total property operating NOI - combined	$208,127	$207,009	$199,121	$200,921	$195,176
Debt and preferred equity investment income	26,338	22,162	18,433	15,144	64,678
Other income	10,377	12,222	6,076	9,932	7,248
Marketing general & administrative expenses	(20,196)	(18,728)	(18,900)	(22,454)	(20,021)
EBITDA - combined	$224,646	$222,665	$204,730	$203,543	$247,081

Consolidated Debt to EBITDA (trailing-12 months)	8.4	8.2	8.0	7.2	6.8
Combined Debt to EBITDA (trailing-12 months)	9.2	8.8	8.6	7.8	7.3

SL Green Realty Corp.
Key Financial Data
March 31, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Selected Operating Data (Manhattan)
Property operating revenues	$277,231	$267,730	$255,779	$246,645	$227,994
Property operating expenses	117,869	106,609	106,716	97,723	91,776
Property operating NOI	$159,362	$161,121	$149,063	$148,922	$136,218
NOI from discontinued operations	519	1,945	1,946	2,785	4,202
Total property operating NOI - consolidated	$159,881	$163,066	$151,009	$151,707	$140,420

Other income - consolidated	$3,011	$2,263	$863	$1,784	$1,808

SLG share of property NOI from unconsolidated JV	$34,418	$32,300	$31,386	$34,026	$37,456

Portfolio Statistics (Manhattan)
Consolidated operating office buildings	26	26	24	24	23
Unconsolidated operating office buildings	7	7	7	7	7
	33	33	31	31	30

Consolidated operating office buildings square footage	18,429,945	18,429,945	17,197,945	17,197,945	15,601,945
Unconsolidated operating office buildings square footage	5,326,815	6,191,673	6,191,673	6,191,673	6,722,515
	23,756,760	24,621,618	23,389,618	23,389,618	22,324,460

Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.4%	93.0%	93.5%	93.4%	93.1%

Office Leasing Statistics (Manhattan)
Total office leases commenced	54	49	41	46	63
Total office square footage commenced	734,218	412,704	544,836	359,583	703,023

Average rent psf — leases commenced	$69.81	$63.11	$49.37	$59.91	$48.20
Previously escalated rents psf	$53.14	$58.64	$47.47	$56.25	$47.75
Percentage of new rent over previously escalated rents (1)	31.4%	7.6%	4.0%	6.5%	0.9%
Tenant concession packages psf	$22.41	$22.82	$37.74	$36.49	$23.54
Free rent months	2.1	2.5	4.8	3.4	3.5

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp.
Key Financial Data
March 31, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties

	As of or for the three months ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Selected Operating Data (Suburban)
Property operating revenues	$26,038	$25,515	$25,061	$25,653	$28,002
Property operating expenses	12,633	14,872	12,193	13,183	13,001
Property operating NOI	$13,405	$10,643	$12,868	$12,470	$15,001
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$13,405	$10,643	$12,868	$12,470	$15,001

Other income - consolidated	$607	$459	$399	$342	$1,323

SLG share of property NOI from unconsolidated JV	$4,287	$4,448	$6,147	$4,665	$4,422

Portfolio Statistics (Suburban)
Consolidated operating office buildings	25	25	25	25	25
Unconsolidated operating office buildings	6	6	6	6	6
	31	31	31	31	31

Consolidated operating office buildings square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated operating office buildings square footage	2,941,700	2,941,700	2,941,700	2,941,700	2,941,700
	6,804,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	86.4%	86.2%	85.9%	86.4%	86.3%

Office Leasing Statistics (Suburban)
Total office leases commenced	32	29	17	36	32
Total office square footage commenced	145,978	84,332	124,158	180,505	139,793

Average rent psf — leases commenced	$33.74	$31.13	$38.49	$31.67	$33.50
Previously escalated rents psf	$35.36	$33.72	$37.85	$33.10	$34.62
Percentage of new rent over previously escalated rents (1)	-4.6%	-7.7%	1.7%	-4.3%	-3.2%
Tenant concession packages psf	$8.62	$18.94	$19.54	$14.96	$18.65
Free rent months	2.0	2.2	12.0	3.2	4.7

(1) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS

Unaudited
($000’s omitted)

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Assets
Commercial real estate properties, at cost:
Land & land interests	2,816,831	2,684,626	2,581,957	2,472,584	1,974,994
Buildings & improvements fee interest	7,191,889	7,147,527	6,731,915	6,835,204	5,754,193
Buildings & improvements leasehold	1,317,492	1,302,790	1,293,122	1,289,664	1,520,150
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	11,338,420	11,147,151	10,619,202	10,609,660	9,261,545
Less accumulated depreciation	(1,202,507)	(1,136,603)	(1,071,183)	(1,008,064)	(953,993)
	$10,135,913	$10,010,548	$9,548,019	$9,601,596	$8,307,552
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	1,022,931	893,933	921,146	896,632	916,600
Debt and Preferred Equity Investments, net	999,573	985,942	897,028	582,418	579,287

Assets held for sale, net	—	76,562	—	—	104,808
Cash and cash equivalents	133,665	138,192	394,505	390,229	234,009
Restricted cash	98,563	86,584	102,084	85,370	107,835
Investment in marketable securities	25,689	25,323	54,962	55,366	64,440
Tenant and other receivables, net of $19,605 reserve at 3/31/12	29,020	32,107	31,661	28,452	26,314
Related party receivables	7,665	4,001	3,212	2,579	3,653
Deferred rents receivable, net of reserve for tenant credit loss of $30,611 at 3/31/12	300,419	281,974	265,600	244,008	223,552
Deferred costs, net	211,728	210,786	191,123	182,241	180,712
Other assets	796,547	737,900	753,305	575,187	693,604

Total Assets	$13,761,713	$13,483,852	$13,162,645	$12,644,078	$11,442,366

COMPARATIVE BALANCE SHEETS

Unaudited
($000’s omitted)

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Liabilities
Mortgages & other loans payable	$4,409,715	$4,314,741	$4,018,861	$3,978,345	$3,280,084
Senior unsecured notes	1,171,331	1,270,656	1,267,580	1,019,240	1,018,674
Revolving credit facility	400,000	350,000	500,000	500,000	500,000
Accrued interest and other liabilities	116,498	126,135	126,405	102,710	150,895
Accounts payable and accrued expenses	137,500	142,428	146,445	130,735	123,728
Deferred revenue	373,573	357,193	381,211	300,093	294,634
Capitalized lease obligations	17,130	17,112	17,094	17,077	17,060
Deferred land lease payable	18,608	18,495	18,382	18,322	18,318
Dividends and distributions payable	29,652	28,398	15,002	14,861	14,563
Security deposits	47,996	46,367	44,312	43,032	43,196
Liabilities related to assets held for sale	—	61,988	—	—	121,635
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$6,822,003	$6,833,513	$6,635,292	$6,224,415	$5,682,787

Noncontrolling interest in operating partnership (3,051 units outstanding) at 3/31/12	237,763	195,030	114,726	158,418	143,756
Series G Preferred Units	47,550	—	—	—	—
Series H Preferred Units	2,000	2,000	—	—	—

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	274,022	274,022	274,022	274,022	274,022
Series D Perpetual Preferred Shares	96,321	96,321	96,321	96,321	96,321
Common stock, $.01 par value, 160,000 shares authorized, 92,460 issued and outstanding at 3/31/12	925	892	892	878	844
Additional paid—in capital	4,469,777	4,236,959	4,225,903	4,105,442	3,836,453
Treasury stock (3,605 shares) at 3/31/12	(319,866)	(308,708)	(307,535)	(307,419)	(306,170)
Accumulated other comprehensive loss	(24,376)	(28,445)	(24,462)	(21,589)	(13,011)
Retained earnings	1,665,547	1,704,506	1,763,403	1,721,440	1,207,504
Total SL Green Realty Corp. stockholders’ equity	6,162,350	5,975,547	6,028,544	5,869,095	5,095,963

Noncontrolling interest in other partnerships	490,047	477,762	384,083	392,150	519,860

Total equity	$6,652,397	$6,453,309	$6,412,627	$6,261,245	$5,615,823

Total liabilities and equity	$13,761,713	$13,483,852	$13,162,645	$12,644,078	$11,442,366

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2012	2011	2011	2011
Revenues
Rental revenue, net	$260,814	$227,020	$253,343	$242,938
Escalation and reimbursement revenues	41,663	30,275	41,152	39,176
Investment income	26,338	64,678	22,162	18,433
Other income	10,377	7,248	12,222	6,076
Total Revenues, net	339,192	329,221	328,879	306,623

Equity in net income (loss) from unconsolidated joint ventures	(1,560)	8,206	(6,080)	(2,728)
Gain (loss) on early extinguishment of debt	—	—	—	(67)

Expenses
Operating expenses	73,269	60,298	71,916	69,093
Ground rent	8,806	7,834	8,810	8,463
Real estate taxes	51,498	40,067	45,497	44,915
Loan loss and other investment reserves, net of recoveries	564	(3,150)	8,592	—
Transaction related costs	1,151	2,434	1,741	169
Marketing, general and administrative	20,196	20,021	18,728	18,900
Total Operating Expenses	155,484	127,504	155,284	141,540

Operating Income	182,148	209,923	167,515	162,288

Interest expense, net of interest income	80,137	64,266	78,876	74,603
Amortization of deferred financing costs	3,580	3,800	4,649	2,986
Depreciation and amortization	77,083	63,497	74,951	73,358
Loss (gain) on equity investment in marketable securities	—	127	(4,999)	—

Income from Continuing Operations	21,348	78,233	14,038	11,341

Income (loss) from discontinued operations	(78)	1,873	1,115	1,116
Gain (loss) on sale of discontinued operations	6,627	—	—	—
Equity in net gain (loss) on sale of joint venture interest / real estate	7,260	—	(114)	3,032
Purchase price fair value adjustment	—	13,788	8,306	999
Depreciable real estate reserves	—	—	(5,789)	—
Net Income	35,157	93,894	17,556	16,488

Net income attributable to noncontrolling interests	(1,959)	(5,462)	(7,202)	(1,864)

Net Income (Loss) Attributable to SL Green Realty Corp	33,198	88,432	10,354	14,624

Dividends on preferred units	397	—	—	—
Dividends on perpetual preferred shares	7,545	7,545	7,545	7,545

Net Income (Loss) Attributable to Common Stockholders	$25,256	$80,887	$2,809	$7,079

Earnings per Share
Net income (loss) per share (basic)	$0.29	$1.02	$0.03	$0.08
Net income (loss) per share (diluted)	$0.29	$1.01	$0.03	$0.08

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Three Months Ended
		March 31,	March 31,	December 31,	September 30,
		2012	2011	2011	2011
Funds from operations
Net Income (Loss) Attributable to Common Stockholders		$25,256	$80,887	$2,809	$7,079

Add:	Depreciation and amortization	77,083	63,497	74,951	73,358
	Discontinued operations depreciation adjustments	—	676	—	—
	Joint ventures depreciation and noncontrolling interests adjustments	9,141	6,234	8,005	9,865
	Net income attributable to noncontrolling interests	1,959	5,462	7,202	1,864
	Depreciable real estate reserves	—	—	5,789	—
Less:	Gain (loss) on sale of discontinued operations	6,627	—	—	—
	Equity in net gain (loss) on sale of joint venture property / real estate	7,260	—	(114)	3,032
	Purchase price fair value adjustment	—	13,788	8,306	999
	Non-real estate depreciation and amortization	267	213	255	242
	Funds From Operations	$99,285	$142,755	$90,309	$87,893

	Funds From Operations - Basic per Share	$1.11	$1.76	$1.02	$1.00

	Funds From Operations - Diluted per Share	$1.10	$1.75	$1.02	$1.00

Funds Available for Distribution
FFO		$99,285	$142,755	$90,309	$87,893

Add:	Non real estate depreciation and amortization	267	213	255	242
	Amortization of deferred financing costs	3,580	3,800	4,649	2,986
	Non-cash deferred compensation	8,662	9,179	17,987	6,823
Less:	FAD adjustment for Joint Ventures	2,810	4,776	192	3,418
	FAD adjustment for discontinued operations	—	1,204	1,265	1,262
	Straight-line rental income and other non cash adjustments	18,600	51,501	24,562	21,206
	Second cycle tenant improvements	1,934	4,929	19,979	19,016
	Second cycle leasing commissions	1,561	4,798	8,178	5,503
	Revenue enhancing recurring CAPEX	211	587	1,288	1,464
	Non-revenue enhancing recurring CAPEX	7,799	1,058	11,413	7,639

Funds Available for Distribution		$78,879	$87,094	$46,323	$38,436
	Diluted per Share	$0.87	$1.07	$0.52	$0.44

First cycle tenant improvements		$4,977	$3,363	$12,156	$13,082
First cycle leasing commissions		$377	$—	$5,184	$2,820
Redevelopment Costs		$7,682	$1,609	$9,942	$7,786

Payout Ratio of Funds From Operations		22.7%	5.7%	24.6%	10.0%
Payout Ratio of Funds Available for Distribution		28.6%	9.4%	47.9%	22.9%

CONDENSED CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

								Accumulated
	Series C	Series D						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2011	$274,022	$96,321	$892	$4,236,959	$(308,708)	$1,704,506	$477,762	$(28,445)	$6,453,309

Net Income attributable to SL Green						33,198	1,071		34,269
Preferred Dividend						(7,941)			(7,941)
Cash distributions declared ($0.25 per common share)						(22,280)			(22,280)
Cash distributions to noncontrolling interests							(7,117)		(7,117)
Comprehensive Income - Unrealized loss on derivative instruments								503	503
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								2,899	2,899
Comprehensive Income - Unrealized loss on marketable securities								667	667
Net proceeds from exercise of stock options			1	2,570					2,571
Redemption of units and dividend reinvestment proceeds			13	99,780					99,793
Consolidation of joint venture							18,331		18,331
Reallocation of noncontrolling interests in the operating partnership						(41,936)			(41,936)
Issuance of common stock			16	122,937					122,953
Deferred compensation plan			3	470	(11,158)				(10,685)
Amortization of deferred compensation				7,061					7,061
Balance at March 31, 2012	$274,022	$96,321	$925	$4,469,777	$(319,866)	$1,665,547	$490,047	$(24,376)	$6,652,397

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2011	86,045,684	2,764,737		88,810,421	—	88,810,421

YTD share activity	2,808,878	285,805		3,094,683		3,094,683
Share Count at March 31, 2012 - Basic	88,854,562	3,050,542	—	91,905,104	—	91,905,104

Weighting Factor	(2,110,571)	(1,851)	380,617	(1,731,805)		(1,731,805)
Weighted Average Share Count at March 31, 2012 - Diluted	86,743,991	3,048,691	380,617	90,173,299	—	90,173,299

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	March 31, 2012		March 31, 2011
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,610,447	$748,238	$1,045,399	$467,258
Buildings & improvements fee interest	5,035,155	2,206,234	4,506,945	1,919,411
Buildings & improvements leasehold	29,708	13,369	29,679	13,356
	6,675,310	2,967,841	5,582,023	2,400,025
Less accumulated depreciation	(517,288)	(214,547)	(494,640)	(213,834)

Net real estate	$6,158,022	$2,753,294	$5,087,383	$2,186,191

Cash and cash equivalents	89,147	38,447	72,014	32,029
Restricted cash	81,274	39,928	77,196	35,796
Debt investments	—	—	400,000	200,000
Tenant and other receivables, net of $1,190 reserve at 3/31/12	25,769	9,076	16,873	6,200
Deferred rents receivable, net of reserve for tenant credit loss of $3,112 at 3/31/12	90,410	35,335	97,783	41,977
Deferred costs, net	99,442	44,482	117,498	49,552
Other assets	218,896	93,621	204,671	83,664

Total assets	$6,762,960	$3,014,183	$6,073,418	$2,635,409

Mortgage loans payable	$4,353,988	$1,940,840	$3,854,953	$1,670,792
Derivative instruments-fair value	29,853	14,912	31,643	15,985
Accrued interest payable	12,054	5,175	12,551	5,344
Accounts payable and accrued expenses	65,488	32,227	57,279	26,729
Deferred revenue	126,529	47,186	126,601	45,071
Security deposits	6,572	3,250	5,831	2,933
Contributed Capital (1)	2,168,476	970,593	1,984,560	868,555

Total liabilities and equity	$6,762,960	$3,014,183	$6,073,418	$2,635,409

As of March 31, 2012 the Company had twenty three unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and, therefore, are not consolidated into the Company’s financial statements. We consolidated the accounts of the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, and a 80% interest in 19-21 East 65th Street, 44 West 55th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)          Contributed capital reflects our share of capital based on implied sales prices of partially sold or contributed properties. Our investment in an unconsolidated joint venture reflects our actual contributed capital base.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended March 31, 2012		December 31, 2011	Three Months Ended March 31, 2011
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$104,874	$45,278	$43,260	$109,793	$51,663
Escalation and reimbursement revenues	7,574	3,239	3,815	12,261	6,690
Other income	7,600	3,690	4,079	1,506	714
Total Revenues, net	$120,048	$52,207	$51,154	$123,560	$59,067

Expenses
Operating expenses	$16,766	$7,574	$8,608	$19,687	$10,249
Ground rent	918	117	117	914	123
Real estate taxes	13,374	5,812	5,637	13,450	6,817
Total Operating Expenses	$31,058	$13,503	$14,362	$34,051	$17,189

GAAP NOI	$88,990	$38,704	$36,792	$89,509	$41,878
Cash NOI	$81,525	$36,577	$35,315	$82,234	$39,504

Transaction related costs	$268	$161	$44	$65	$20
Interest expense, net of interest income	54,868	23,420	26,702	43,949	18,384
Amortization of deferred financing costs	1,767	627	1,095	3,688	1,511
Depreciation and amortization	36,783	16,056	15,031	31,724	13,760

Net Income	$(4,696)	$(1,560)	$(6,080)	$10,083	$8,203

Plus: Real estate depreciation	36,750	16,049	15,021	31,689	13,752
FFO Contribution	$32,054	$14,489	$8,941	$41,772	$21,955

FAD Adjustments:
Add: Non real estate depreciation and amortization	$1,800	$634	$1,105	$3,723	$1,519
Less: Straight-line rental income and other non-cash adjustments	(7,304)	(2,131)	480	(6,870)	(2,253)
Less: Second cycle tenant improvement	(1,467)	(646)	(1,431)	(4,718)	(2,347)
Less: Second cycle leasing commissions	(1,426)	(654)	(255)	(2,900)	(1,441)
Less: Recurring CAPEX	(52)	(13)	(91)	(698)	(254)
FAD Adjustment	$(8,449)	$(2,810)	$(192)	$(11,463)	$(4,776)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

		Three Months Ended		Three Months Ended	Three Months Ended
		March 31,	March 31,	December 31,	September 30,
		2012	2011	2011	2011
	Property NOI

	Property operating NOI	$168,904	$149,096	$168,272	$159,643
	NOI from discontinued operations	519	4,202	1,945	1,946
	Total property operating NOI - consolidated	169,423	153,298	170,217	161,589
	SLG share of property NOI from JVs	38,704	41,878	36,792	37,532
	GAAP NOI	$208,127	$195,176	$207,009	$199,121

Less:	Free rent (Net of Amortization)	6,399	3,984	6,725	5,065
	Net FAS 141 adjustment	174	7,669	2,101	1,497
	Straightline revenue adjustment	18,926	25,901	19,065	20,910

Plus:	Allowance for S/L tenant credit loss	2,794	1,563	2,127	1,371
	Ground lease straight-line adjustment	172	50	113	95
	Cash NOI	$185,594	$159,235	$181,358	$173,115

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	80,735	65,767	79,700	75,428
	Fixed amortization principal payments	13,526	7,529	10,353	9,484
	Total Consolidated Debt Service	94,261	73,296	90,053	84,912

	Payments under ground lease arrangements	8,634	7,884	8,923	8,558
	Dividends on preferred units	397	—	—	—
	Dividends on perpetual preferred shares	7,545	7,545	7,545	7,545
	Total Consolidated Fixed Charges	110,837	88,725	106,521	101,015

	Consolidated Interest Coverage Ratio	2.5	3.2	2.4	2.4
	Consolidated Debt Service Coverage Ratio	2.1	2.9	2.2	2.2
	Consolidated Fixed Charge Coverage Ratio	1.8	2.4	1.8	1.8

SELECTED FINANCIAL DATA 2012 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2012	2011	%	2011	2011
Revenues
	Rental revenue, net	$216,176	$219,934	-1.7%	$213,454	$212,734
	Escalation & reimbursement revenues	30,660	29,376	4.4%	30,846	31,906
	Other income	3,440	3,243	6.1%	2,601	1,233
	Total Revenues	250,276	252,553	-0.9%	246,901	245,873
Expenses
	Operating expenses	55,100	54,923	0.3%	54,887	56,732
	Ground rent	9,010	7,976	13.0%	9,047	8,735
	Real estate taxes	40,332	39,026	3.3%	37,156	38,277
	Transaction related costs	—	135	-100.0%	3	14
		104,442	102,060	2.3%	101,093	103,758

	Operating Income	145,834	150,493	-3.1%	145,808	142,115

	Interest expense & amortization of financing costs	47,261	45,655	3.5%	47,358	47,086
	Depreciation & amortization	60,125	59,761	0.6%	60,998	59,798

	Income before noncontrolling interest	38,448	45,077	-14.7%	37,452	35,231
Plus:	Real estate depreciation & amortization	60,114	59,751	0.6%	60,989	59,789

	FFO Contribution	98,562	104,828	-6.0%	98,441	95,020

Less:	Non—building revenue	712	439	62.2%	477	612

Plus:	Transaction related costs	—	135	-100.0%	3	14
	Interest expense & amortization of financing costs	47,261	45,655	3.5%	47,358	47,086
	Non-real estate depreciation	11	10	10.0%	9	9
GAAP NOI		145,122	150,189	-3.4%	145,334	141,517

Cash Adjustments
Less:	Free rent (net of amortization)	4,061	3,187	27.4%	4,385	2,906
	Straightline revenue adjustment	14,456	21,858	-33.9%	15,509	16,566
	Rental income - FAS 141	4,737	7,244	-34.6%	4,212	4,342
Plus:	Ground lease straight-line adjustment	285	317	-10.1%	157	139
	Allowance for S/L tenant credit loss	2,260	1,328	70.2%	1,701	892
Cash NOI		$124,413	$119,545	4.1%	$123,086	$118,734

Operating Margins
	GAAP NOI to Real Estate Revenue, net	57.6%	59.3%		58.6%	57.5%
	Cash NOI to Real Estate Revenue, net	49.4%	47.2%		49.6%	48.2%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	61.2%	62.4%		62.2%	61.0%
	Cash NOI before Ground Rent/Real Estate Revenue, net	52.9%	50.2%		53.2%	51.7%

SELECTED FINANCIAL DATA 2012 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2012	2011	%	2011	2011
Revenues
	Rental revenue, net	$36,132	$33,673	7.3%	$36,117	$33,994
	Escalation & reimbursement revenues	1,837	1,986	-7.5%	2,210	2,158
	Other income	90	27	233.3%	23	2,328
	Total Revenues	38,059	35,686	6.6%	38,350	38,480
Expenses
	Operating expenses	4,765	5,135	-7.2%	5,101	4,881
	Ground rent	117	117	0.0%	117	117
	Real estate taxes	3,066	3,068	-0.1%	2,830	2,909
	Transaction related costs	18	36	—	—	—
		7,966	8,356	-4.7%	8,048	7,907

	Operating Income	30,093	27,330	10.1%	30,302	30,573

	Interest expense & amortization of financing costs	15,671	15,658	0.1%	15,731	15,751
	Depreciation & amortization	11,349	10,906	4.1%	11,645	11,797

	Income before noncontrolling interest	3,073	766	301.2%	2,926	3,025
Plus:	Real estate depreciation & amortization	11,342	10,899	4.1%	11,636	11,793

	FFO Contribution	14,415	11,665	23.6%	14,562	14,818

Less:	Non–building revenue	55	25	120.0%	68	28

Plus:	Transaction related costs	18	36	-50.0%	—	—
	Interest expense & amortization of financing costs	15,671	15,658	0.1%	15,731	15,751
	Non-real estate depreciation	7	7	0.0%	9	4
GAAP NOI		30,056	27,341	9.9%	30,234	30,545

Cash Adjustments
Less:	Free rent (net of amortization)	1,512	136	0.0%	1,335	1,130
	Straightline revenue adjustment	1,782	1,729	8.0%	1,384	1,622
	Rental income - FAS 141	606	531	14.1%	1,686	630
Plus:	Ground lease straight-line adjustment	95	88	8.0%	10	10
	Allowance for S/L tenant credit loss	10	10	0.0%	136	276
Cash NOI		$26,261	$25,043	4.9%	$25,975	$27,449

Operating Margins
	GAAP NOI to Real Estate Revenue, net	78.9%	76.5%		79.0%	79.4%
	Cash NOI to Real Estate Revenue, net	68.9%	70.1%		67.8%	71.4%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	79.2%	76.8%		79.3%	79.7%
	Cash NOI before Ground Rent/Real Estate Revenue, net	69.2%	70.4%		67.8%	71.0%

SELECTED FINANCIAL DATA 2012 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2012	2011	%	2011	2011
Revenues
	Rental revenue, net	$252,308	$253,607	-0.5%	$249,571	$246,728
	Escalation & reimbursement revenues	32,497	31,362	3.6%	33,056	34,064
	Other income	3,530	3,270	8.0%	2,624	3,561
	Total Revenues	288,335	288,239	0.0%	285,251	284,353
Expenses
	Operating expenses	59,865	60,058	-0.3%	59,988	61,613
	Ground rent	9,127	8,093	12.8%	9,164	8,852
	Real estate taxes	43,398	42,094	3.1%	39,986	41,186
	Transaction related costs	18	171	-89.5%	3	14
		112,408	110,416	1.8%	109,141	111,665

	Operating Income	175,927	177,823	-1.1%	176,110	172,688

	Interest expense & amortization of financing costs	62,932	61,313	2.6%	63,089	62,837
	Depreciation & amortization	71,474	70,667	1.1%	72,643	71,595

	Income before noncontrolling interest	41,521	45,843	-9.4%	40,378	38,256
Plus:	Real estate depreciation & amortization	71,456	70,650	1.1%	72,625	71,582

	FFO Contribution	112,977	116,493	-3.0%	113,003	109,838

Less:	Non–building revenue	767	464	65.3%	545	640

Plus:	Transaction related costs	18	171	-89.5%	3	14
	Interest expense & amortization of financing costs	62,932	61,313	2.6%	63,089	62,837
	Non-real estate depreciation	18	17	5.9%	18	13
GAAP NOI		175,178	177,530	-1.3%	175,568	172,062

Cash Adjustments
Less:	Free rent (net of amortization)	5,573	3,323	0.0%	5,720	4,036
	Straightline revenue adjustment	16,238	23,587	8.0%	16,893	18,188
	Rental income - FAS 141	5,343	7,775	-31.3%	5,898	4,972
Plus:	Ground lease straight-line adjustment	380	405	-6.2%	167	149
	Allowance for S/L tenant credit loss	2,270	1,338	69.7%	1,837	1,168
Cash NOI		$150,674	$144,588	4.2%	$149,061	$146,183

Operating Margins
	GAAP NOI to Real Estate Revenue, net	60.8%	61.6%		61.6%	60.6%
	Cash NOI to Real Estate Revenue, net	52.3%	50.2%		52.3%	51.5%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	64.0%	64.4%		64.8%	63.7%
	Cash NOI before Ground Rent/Real Estate Revenue, net	54.7%	52.5%		54.9%	54.2%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
673 First Avenue	29,678	5.67%	922	Feb-13		28,984	—	Open
609 Fifth Avenue	94,561	5.85%	1,616	Oct-13		92,062	—	Open
220 E 42nd Street	189,308	5.25%	4,525	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	128,287	7.22%	3,495	Oct-15		109,537	—	Open
500 West Putnam Avenue	24,440	5.52%	503	Jan-16		22,376	—	Open
420 Lexington Avenue	186,649	7.50%	2,002	Sep-16		175,740	—	Sep-12
1-6 Landmark Square	85,627	4.00%	1,514	Dec-16		77,936	—	Jun-13
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 W 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue	8,486	3.75%	115	Feb-17		7,298	—	Aug-13
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
110 E 42nd Street	65,000	5.81%	—	Jul-17		65,000	—	Open
400 E 57th Street	70,000	4.13%	—	Feb-19		70,000	—	Open
400 E 58th Street	30,000	4.13%	—	Feb-19		30,000	—	Open
1 Madison Avenue - South Building	622,029	5.91%	19,061	May-20		404,531	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	3,390,715	5.71%	33,753			3,073,064
Secured fixed rate debt - Other
609 Partners, LLC	31,721	5.00%	—	Jul-14		31,721	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	81,721	6.84%	—			81,721
Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
Revolving credit facility (swap)	30,000	3.20%	—	Nov-15		30,000	Nov-15	Open
Unsecured notes	274,814	6.00%	—	Mar-16		275,000	—	Open
Convertible notes	280,001	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,579	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	357	4.00%	—	Jun-25	(2)	357	—	Jun-15
Convertible notes	18,003	3.00%	—	Mar-27	(3)	18,003	—	Mar-17
	1,301,332	5.35%	—			1,366,938
Total Fixed Rate Debt/Wtd Avg	4,773,768	5.63%	33,753			4,521,723

Floating rate debt
Secured floating rate debt
521 Fifth Avenue (Libor +200 bps)	150,000	2.27%	—	Apr-13		150,000	—	Open
1515 Broadway (Libor + 250 bps)	447,160	3.50%	10,871	Dec-14		419,483	—	Open
180 Maiden Lane (Libor + 211.25 bps)	277,326	2.56%	7,934	Nov-16		240,923	—	Open
	874,486	2.99%	18,805			810,406

Secured floating rate debt - Other
Senior mortgage (GBP Libor + 250 bps)	62,792	3.54%	—	Jun-13		62,792	—	Open
	62,792	3.54%	—			62,792

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	370,000	1.77%	—	Nov-15		370,000	Nov-15	Open
	370,000	1.77%	—			370,000

Total Floating Rate Debt/Wtd Avg	1,307,278	2.67%	18,805			1,243,198

Total Debt/Wtd Avg - Consolidated	6,081,046	4.99%	52,558			5,764,921

Total Debt/Wtd Avg - Joint Venture	1,940,840	4.84%

Weighted Average Balance & Interest Rate with SLG JV Debt	8,338,114	4.91%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Joint Venture Unaudited ($000’s omitted)

				2012			As-Of
	Principal Outstanding - 3/31/12			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	—	Apr-12	12,150	—	Open
100 Park Avenue	214,054	106,813	6.64%	1,167	Sep-14	103,579	—	Open
One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
11 West 34th Street	17,693	5,308	4.82%	81	Jan-16	4,977	—	Open
280 Park Avenue	710,000	351,177	6.55%	—	Jun-16	341,953	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16	50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
388/390 Greenwich Street	1,106,757	559,993	5.19%	—	Dec-17	559,993	—	Open
Total Fixed Rate Debt/Wtd Avg	3,015,164	1,331,748	5.73%	1,248		1,318,959

Floating rate debt

379 West Broadway (Libor + 165 bps)	20,991	9,446	1.94%	—	Jul-12	9,446	—	Open
717 Fifth Avenue (Libor + 275 bps)	245,000	80,238	5.25%	—	Sep-12	80,238	—	Open
Meadows (Libor + 135 bps)	84,109	42,055	1.63%	789	Sep-12	41,561	—	Open
29 West 34th Street (Libor + 165 bps)	53,775	26,888	2.27%	63	May-13	26,888	—	Open
1552 Broadway (Libor + 300 bps)	96,787	48,394	3.27%	—	Aug-13	48,394	—	Open
16 Court Street (Libor + 250 bps)	85,290	29,852	2.77%	—	Oct-13	29,852	—	Open
180-182 Broadway (Libor + 275 bps)	35,109	8,953	3.02%	—	Dec-13	8,953	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.04%	—	Oct-14	11,041	—	Open
3 Columbus Circle (Libor + 210 bps)	253,016	123,725	2.66%	3,734	Jan-16	111,380	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.17%	—	Jun-16	15,000	—	Open
724 Fifth Avenue (Libor + 235 bps)	120,000	60,000	2.61%	—	Jan-17	60,000	—	Open
10 East 53rd Street (Libor +250 bps)	125,000	68,750	2.74%	—	Feb-17	68,750	—	Mar-14
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.53%	342	Oct-17	58,097	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.43%	—	Dec-17	16,000	—	Open
Total Floating Rate Debt/Wtd Avg	1,338,824	609,092	2.89%	4,928		585,599

Total Joint Venture Debt/Wtd Avg	4,353,988	1,940,840	4.84%	6,175		1,904,557

Covenants

Revolving Credit Facility Covenants
	Actual	Required
Total Debt / Total Assets	43.5%	Less than 60%
Fixed Charge Coverage	1.8x	Greater than 1.5X

DEBT SUMMARY SCHEDULE - Reckson Unaudited ($000’s omitted)

Consolidated

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Unsecured notes	274,814	6.00%	—	Mar-16		275,000	—	Open
Revolving credit facility	30,000	3.20%	—	Nov-15		30,000	Nov-15	Open
Unsecured notes	249,579	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	357	4.00%	—	Jun-25	(2)	357	—	Jun-15
	903,328	6.10%	—			903,935

Total Fixed Rate Debt/Wtd Avg	1,403,328	5.75%				1,354,543

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	370,000	1.77%	—	Nov-15		370,000	Nov-15	Open
Total Floating Rate Debt/Wtd Avg	370,000	1.77%	—			370,000

Total Debt/Wtd Avg - Consolidated	1,773,328	4.92%	—			1,724,543

Joint Venture

				2012			As-Of
	Principal Outstanding - 3/31/12			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
Total Debt/Wtd Avg - Joint Venture	315,000	94,500	4.91%	—		94,500

Total Debt/Wtd Avg - Consolidated + Joint Venture		1,867,828	4.92%	—		1,819,043

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Reckson Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	36.0%		Less than 60%
Secured Debt / Total Assets	10.0%		Less than 40%
Debt Service Coverage	3.3	x	Greater than 1.5
Unencumbered Assets / Unsecured Debt	289.0%		Greater than 150%

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	46.9%		Less than 60%
Fixed Charge Coverage	3.4	x	Greater than 1.5X
Secured Debt / Total Assets	11.2%		Less than 40%
Unsecured Debt / Unencumbered Assets	51.2%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2012 Scheduled	2013 Scheduled	2014 Scheduled	2015 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
625 Madison Avenue (2)	$4,613	$4,613	$4,613	$4,613	$—	2022	(3)
461 Fifth Avenue (2)	2,100	2,100	2,100	2,100	—	2027	(4)
420 Lexington Avenue (2)	10,933	10,933	10,933	10,933	—	2029	(5)
711 Third Avenue (2)	5,250	5,250	5,250	5,250	157	2033	(6)
752 Madison Avenue/19-21 65th Street (2)	209	212	212	212	—	2037	(7)
673 First Avenue	3,010	3,010	3,010	3,010	18,451	2037
1185 Avenue of the Americas (2)	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford (2)	615	615	615	615	—	2090

Total	$33,639	$33,642	$33,642	$33,642	$18,608

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,593	$17,130	2037

(1) Per the balance sheet at March 31, 2012.

(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.

(3) Subject to renewal at the Company’s option through 2054.

(4) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(5) Subject to renewal at the Company’s option through 2080.

(6) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(7) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

12/31/2010	$963,772	$926,440	7.93%	7.90%

Debt originations/accretion (1)	$104,642
Preferred Equity originations/accretion	$1,142
Redemptions/Sales/Amortization/Reserves	$(490,269)
3/31/2011	$579,287	$883,368	7.37%	6.19%

Debt originations/accretion (1)	$56,130
Preferred Equity originations/accretion	$987
Redemptions/Sales/Amortization/Reserves	$(53,986)
6/30/2011	$582,418	$579,434	6.12%	6.28%

Debt originations/accretion (1)	$99,171
Preferred Equity originations/accretion	$254,019
Redemptions/Sales/Amortization/Reserves	$(38,580)
9/30/2011	$897,028	$811,836	7.99%	8.02%

Debt originations/accretion (1)	$102,026
Preferred Equity originations/accretion	$4,373
Redemptions/Sales/Amortization/Reserves	$(17,485)
12/31/2011	$985,942	$961,012	8.20%	8.36%

Debt originations/accretion (1)	$71,967
Preferred Equity originations/accretion	$4,356
Redemptions/Sales/Amortization/Reserves	$(62,692)
3/31/2012	$999,573	$1,012,386	8.96%	9.65%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Includes interest, origination fees and amortized discount recognized in the last month of the quarter.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$3,000	$28,500	$207	17.87%	42.40%

Junior Mortgage Participation	$162,259	$1,726,514	$475	8.33%	9.24%

Mezzanine Debt	$424,869	$1,250,000	$873	9.69%	10.74%

Preferred Equity	$297,899	$1,406,260	$385	9.80%	10.16%

Other

Senior Mortgage Debt	$86,339	$0	$821	2.95%	3.04%

Mezzanine Debt	$8,391	$796,693	$186	3.72%	3.58%

Preferred Equity	$16,816	$177,980	$226	8.10%	8.07%

Balance as of 3/31/12	$999,573	$5,385,947	$639	8.96%	9.65%

Current Maturity Profile (2)

(1) Approximately 33.6% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 3.1 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

				Senior		Current
Investment Type	Book Value (1)	Location	Collateral Type	Financing	Last $ PSF	Yield

Preferred Equity	$204,850	New York City	Office	926,260	$447	8.74%
Mortgage and Mezzanine	109,105	New York City	Office	1,109,000	$1,110	9.65%
Preferred Equity	93,049	New York City	Office	480,000	$248	13.27%
Mortgage Loan	86,339	London, U.K.	Office	—	$821	3.04%
Mezzanine Loan	74,466	New York City	Office/Retail	165,000	$2,008	13.89%
Mortgage and Mezzanine	65,034	New York City	Office/Retail	205,000	$390	7.34%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	10.02%
Junior Mortgage Participation	49,000	New York City	Office	133,000	$475	8.77%
Mortgage and Mezzanine	46,431	New York City	Office	170,964	$431	10.83%
Mortgage and Mezzanine	36,700	New York City	Office/Retail	—	$306	8.73%

Total	$824,974			$3,359,224		9.34%

(1) Net of unamortized fees, discounts, and reserves

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	3	81.8	70.9	70.8	70.5	59.9	32,039,352	4	3	15
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	86.0	84.3	85.3	86.6	87.6	22,372,356	2	2	26
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	70.0	70.0	94.0	94.0	94.2	24,887,352	3	2	19
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	94.6	95.2	95.5	91.4	92.4	47,186,568	5	4	31
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	1	85.1	85.6	86.1	85.8	86.9	21,304,404	2	2	81
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2	90.2	90.2	90.2	90.2	13,118,820	1	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	90.9	90.3	86.4	87.5	89.7	61,140,372	7	5	218
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	98.8	98.8	98.8	98.8	98.8	15,287,304	2	1	16
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	90.8	90.8	90.8	95.4	95.4	48,251,652	5	4	21
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2	99.2	99.2	99.2	99.2	32,780,184	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	84.7	84.7	84.2	83.0	85.0	13,392,588	1	1	9
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	94.5	94.6	94.6	94.6	98.9	43,045,272	5	4	24
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.7	99.7	99.7	99.7	99.7	19,560,024	2	2	9
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	87.5	94.8	94.2	94.2	93.3	26,653,272	3	2	18
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	97.9	97.1	97.1	97.1	98.7	40,997,172	5	4	31
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	86.4	86.4	86.4	84.2	81.5	38,340,336	4	3	40
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	96.9	99.9	99.9	99.9	99.9	84,407,724		4	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	3	99.9	99.9	99.9	99.9	99.5	75,487,668	8	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	97.8	90.0	91.5	87.1	87.4	35,448,600	4	3	40
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	99.8	99.8	99.8	99.8	99.8	67,524,960	7	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	96.9	96.9	96.9	96.9	96.9	4,993,080	1	0	17

Subtotal / Weighted Average			21	14,782,945	48%	92.6%	92.0%	92.8%	92.5%	92.2%	$768,219,060	75%	64%	664

“Non Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	96.9	95.5	—	—	—	6,905,292	1	1	90
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	78.7	69.9	71.2	72.6	—	7,201,980	1	1	19
180 Maiden Lane (4)	Financial East	Fee Interest	1	1,090,000	4	97.7	97.7	—	—	—	52,760,628		2	5
521 Fifth Avenue	Grand Central	Fee Interest	1	460,000	2	90.9	90.9	92.1	88.9	83.3	23,253,552	3	2	47
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0	100.0	100.0	98.5	98.5	107,615,880	12	10	13

Subtotal / Weighted Average			5	3,647,000	12%	96.8%	96.2%	96.1%	94.4%	95.3%	$197,737,332	16%	15%	174

Total / Weighted Average Manhattan Consolidated Properties			26	18,429,945	60%	93.4%	92.8%	93.2%	92.8%	92.6%	$965,956,392	91%	79%	838

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.0	95.0	95.0	95.0	93.2	51,327,348		2	35
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	107,986,128		5	1
600 Lexington Avenue - 55%	Eastside	Fee Interest	1	303,515	1	72.6	72.6	77.8	80.9	81.9	14,598,300		1	23
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	84.2	84.3	80.9	80.9	80.9	25,676,604		1	36
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	34,739,508		1	1

Subtotal / Weighted Average			6	4,972,515	16%	95.8%	95.8%	95.8%	96.0%	95.7%	$234,327,888		10%	96

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	91.9	—	—	—	—	18,977,292		1	19

Subtotal / Weighted Average			1	354,300	1%	91.9%	—	—	—	—	$18,977,292		1%	19

Total / Weighted Average Unconsolidated Properties			7	5,326,815	17%	95.6%	95.8%	95.8%	96.0%	95.7%	$253,305,180		11%	115

Manhattan Grand Total / Weighted Average			33	23,756,760	78%	93.9%	92.5%	93.0%	92.7%	93.3%	$1,219,261,572			953
Manhattan Grand Total - SLG share of Annualized Rent											$1,019,180,382		90%
Manhattan Same Store Occupancy % - Combined				19,755,460	83%	93.4%	93.0%	93.5%	93.4%	93.1%

Portfolio Grand Total			64	30,561,460	100%	92.2%	91.2%	91.4%	91.3%	91.7%	$1,392,581,628			1,375
Portfolio Grand Total - SLG Share of Annualized Rent											$1,129,681,134		100%

(1) SL Green holds an option to acquire the fee interest on this building.

(2) SL Green owns 50% of the building fee.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) SL Green holds a 49.9% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	74.9	74.9	74.9	74.9	74.9	1,549,392	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	80.3	80.3	80.3	80.3	79.4	1,382,580	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	78.7	80.1	80.1	80.1	80.1	1,933,848	0	0	4
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	59.4	59.4	59.4	49.0	55.9	1,551,156	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	79.2	79.2	79.9	79.9	79.9	2,031,384	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	78.2	78.2	78.2	78.2	78.2	2,475,960	0	0	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	73.6	73.6	73.6	73.6	72.5	3,662,100	0	0	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	85.5	85.5	84.9	84.9	84.4	3,215,232	0	0	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	69.5	61.2	61.2	61.2	59.8	3,125,508	0	0	9
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	87.5	87.5	87.5	92.4	92.4	6,381,396	1	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.9	78.1	76.2	76.2	76.2	3,935,484	0	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	95.3	93.6	95.3	94.4	94.4	4,173,408	0	0	11
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.3	94.3	94.3	94.6	13,158,216	1	1	16

Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	81.5%	80.6%	80.5%	80.6%	80.6%	$48,575,664	5%	5%	96

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	95.2	95.6	93.1	96.5	95.0	8,731,596	1	1	58
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	66.6	64.1	64.1	64.1	64.1	688,416	0	0	7
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	54.6	52.3	51.1	61.2	54.0	2,299,296	0	0	12
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	72.7	72.7	72.7	79.8	75.5	2,170,452	0	0	9
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.5	99.1	99.5	99.5	99.3	749,112	0	0	11
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	87.1	87.1	87.1	87.1	87.1	3,923,760	0	0	6
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	88.5	88.5	88.5	88.5	88.5	3,952,008		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	93.6	91.6	6,955,320		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	81.0	84.5	87.7	89.2	91.3	5,448,360	1	0	19
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	88.8	88.8	87.0	87.0	89.0	1,842,888	0	0	19
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	51.5	53.3	47.7	48.7	50.2	2,235,288	0	0	14
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	51.3	51.3	51.2	51.2	51.2	2,704,884	0	0	9

Connecticut Subtotal/Weighted Average			12	1,727,900	5%	80.0%	80.3%	79.5%	81.5%	80.8%	$41,701,380	3%	3%	180

Total / Weighted Average Consolidated Properties			25	3,863,000	13%	80.8%	80.5%	80.1%	81.0%	80.7%	$90,277,044	9%	8%	276

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1	1,402,000	5	100.0	100.0	100.0	100.0	100.0	39,819,192		1	1
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	80.8	79.0	78.2	78.8	79.5	11,267,196		0	45
16 Court Street - 35%	Brooklyn, New York	Fee Interest	1	317,600	1	87.4	90.3	89.9	88.7	88.5	10,274,976		0	67
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	95.2	95.2	95.3	95.3	95.3	21,681,648		0	33
Total / Weighted Average Unconsolidated Properties			6	2,941,700	10%	93.8%	93.8%	93.6%	93.6%	93.7%	$83,043,012		2%	146

Suburban Grand Total / Weighted Average			31	6,804,700	22%	86.4%	86.2%	85.9%	86.4%	86.3%	$173,320,056			422
Suburban Grand Total - SLG share of Annualized Rent											$110,500,752		10%
Suburban Same Store Occupancy % - Combined				6,804,700	100%	86.4%	86.2%	85.9%	86.4%	86.3%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Retail, Development & Land Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	6	23.7	23.7	23.7	23.7	23.7	2,001,902	4	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	4	100.0	100.0	100.0	100.0	100.0	1,802,496	2	15,382,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	7	100.0	100.0	100.0	100.0	100.0	6,845,232	10	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	3	100.0	100.0	100.0	100.0	100.0	4,236,420	6	47,970,967	2
379 West Broadway - 45% (1)	Cast Iron/Soho	Leasehold Interest	1	62,006	13	100.0	100.0	100.0	100.0	100.0	3,640,680	5	22,216,815	5
717 Fifth Avenue - 32.75%	Midtown/Plaza District	Fee Interest	1	119,550	26	89.4	89.4	79.4	79.4	75.8	33,439,896	34	279,966,857	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	11	100.0	100.0	100.0	100.0	100.0	1,577,532	5	16,357,696	3

Subtotal/Weighted Average			7	326,282	71%	89.1%	89.1%	85.5%	85.5%	84.1%	$53,544,158	66%	$412,735,531	21

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	5	100.0	—	—	—	—	1,423,830	3	7,409,660	7
44 West 55th Street - 80%	Plaza District	Fee Interest	1	8,557	2	56.4	—	—	—	—	301,848	1	4,864,875	3
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	14	92.9	—	—	—	—	10,261,968	16	223,116,537	9
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	2	100.0	100.0	100.0	—	—	5,004,000	5	66,737,118	1
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	5	100.0	—	—	—	—	2,480,004	6	6,610,989	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	1	100.0	—	—	—	—	1,215,456	3	17,250,000	5

Subtotal/Weighted Average			7	134,410	29%	93.8%	100.0%	100.0%	0.0%	0.0%	$20,687,106	34%	$325,989,179	26

Total / Weighted Average Retail Properties			14	460,692	100%	90.5%	89.5%	85.9%	85.5%	84.1%	$74,231,264	100%	$738,724,711	47

Development
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	11	57.1	32.1	32.1	10.7	10.7	3,419,431	9	52,669,829	4
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	3	26.4	26.0	18.3	14.5	15.8	528,336	1	16,260,989	14
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	3	—	—	—	—	—	—	—	5,287,309	—
180-182 Broadway - 25.5%	Cast Iron/Soho	Fee Interest	2	153,000	6	—	—	—	—	—	—	—	73,610,859	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	1	10.8	10.8	10.8	10.8	10.8	313,536	1	9,315,790	1
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	741,500	28	15.7	16.8	19.7	19.7	20.1	12,062,364	15	507,346,963	26
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	47	55.1	74.5	78.2	78.2	—	57,572,100	74	992,333,491	32
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	59.7	59.7	59.7	—	—	—	—	142,217,180	2

Total / Weighted Average Development Properties			10	2,614,996	100	38.0%	44.7%	47.0%	44.4%	14.4%	$73,895,767	100%	$1,799,042,409	79

“Same Store” Land
2 Herald Square (2)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	9,000,000	45	229,336,692
885 Third Avenue (2)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	11,095,000	55	329,943,115

Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,095,000	100%	$559,279,807

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	260	95.0	—	—	—	—	2,442	8,775,149	109,866,276
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	96.0	—	—	—	—	2,743	4,446,578	48,224,533
Total / Weighted Average Residential Properties			2	430,482	385	95.3%	—	—	—	—	$2,540	$13,221,726	$158,090,809

(1) SL Green holds an option to acquire the fee interest on this property.

(2) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
333 West 34th Street	Penn Station	Fee Interest	345,400	3	90.2	90.2	90.2	90.2	90.2	13,118,820	4	4	3
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	98.8	98.8	98.8	98.8	98.8	15,287,304	5	4	16
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.2	99.2	99.2	99.2	99.2	32,780,184	11	9	11
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	97.9	97.1	97.1	97.1	98.7	40,997,172	13	11	31
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	86.4	86.4	86.4	84.2	81.5	38,340,336	12	10	40
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	14	96.9	99.9	99.9	99.9	99.9	84,407,724		12	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	10	99.9	99.9	99.9	99.9	99.5	75,487,668	25	20	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	5	97.8	90.0	91.5	87.1	87.4	35,448,600	12	10	40

Total / Weighted Average Consolidated Properties			6,036,400	59%	96.5%	96.4%	96.5%	95.9%	95.7%	$335,867,808	82%	80%	174

Grand Total / Weighted Average			6,036,400	59%	96.5%	96.4%	96.5%	95.9%	95.7%	$335,867,808			174
Grand Total - SLG share of Annualized Rent										$294,508,023		80%

Suburban Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-12	Dec-11	Sep-11	Jun-11	Mar-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	1,549,392	1	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.3	80.3	80.3	80.3	79.4	1,382,580	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.7	80.1	80.1	80.1	80.1	1,933,848	1	1	4
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	59.4	59.4	49.0	55.9	1,551,156	1	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.2	79.2	79.9	79.9	79.9	2,031,384	1	1	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,475,960	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	73.6	73.6	73.6	73.6	72.5	3,662,100	1	1	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	85.5	85.5	84.9	84.9	84.4	3,215,232	1	1	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	2	69.5	61.2	61.2	61.2	59.8	3,125,508	1	1	9
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	2	87.5	87.5	87.5	92.4	92.4	6,381,396	2	2	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	76.9	78.1	76.2	76.2	76.2	3,935,484	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	95.3	93.6	95.3	94.4	94.4	4,173,408	1	1	11
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	94.3	94.3	94.3	94.3	94.6	13,158,216	4	4	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	1	88.5	88.5	88.5	88.5	88.5	3,952,008		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	91.6	6,955,320		1	9
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	81.0	84.5	87.7	89.2	91.3	5,448,360	2	1	19
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	51.5	53.3	47.7	48.7	50.2	2,235,288	1	1	14

Total / Weighted Average Consolidated Properties			2,785,500	27%	81.1%	80.7%	80.6%	80.8%	80.8%	$67,166,640	18%	17%	145

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1,402,000	14	100.0	100.0	100.0	100.0	100.0	39,819,192		3	1

Total / Weighted Average Unconsolidated Properties			1,402,000	14%	100.0%	100.0%	100.0%	100.0%	100.0%	$39,819,192		3%	1

Grand Total / Weighted Average			4,187,500	41%	87.4%	87.2%	87.1%	87.2%	87.3%	$106,985,832			146
Grand Total - SLG share of Annualized Rent										$73,767,807		20%

Reckson Portfolio Grand Total			10,223,900	100%	92.8%	92.6%	92.6%	92.3%	92.2%	$442,853,640			320
Portfolio Grand Total - SLG Share of Annualized Rent										$368,275,830	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd & One Court Square	Various	4,425,032	$167,977,622	(1)	$37.96	12.1%	$84,783,524	7.5%	A-
Viacom International, Inc.	1515 Broadway	2015 & 2020	1,271,881	78,331,587		$61.59	5.6%	78,331,587	6.9%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2012, 2014 & 2020	1,250,893	72,882,582		$58.26	5.2%	69,530,207	6.2%	A+
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	41,777,526		$52.01	3.0%	20,855,341	1.8%	A-
Random House, Inc.	1745 Broadway	2018	644,598	34,739,509		$53.89	2.5%	11,206,966	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	40,522,397		$65.43	2.9%	20,666,422	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	494,476	20,406,901		$41.27	1.5%	20,406,901	1.8%	BBB+
Ralph Lauren Corporation	625 Madison Avenue & 379 West Broadway	2017 & 2019	342,129	22,601,244		$66.06	1.6%	22,601,244	2.0%	A-
The City of New York	16 Court Street & 100 Church Street	2013, 2014 & 2017	341,903	13,545,702		$39.62	1.0%	13,025,123	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	14,901,197		$43.93	1.1%	14,901,197	1.3%
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	291,028	15,584,261		$53.55	1.1%	10,130,154	0.9%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,550,392		$37.36	0.8%	10,550,392	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	15,802,296		$60.04	1.1%	8,059,171	0.7%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,712,814		$35.90	0.6%	8,712,814	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,043,448		$43.15	0.7%	10,043,448	0.9%
HF Management Services LLC	100 Church Street	2032	230,394	6,912,694		$30.00	0.5%	6,912,694	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,649,833		$24.80	0.4%	5,649,833	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	9,964,354		$44.60	0.7%	4,974,205	0.4%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	213,456	10,582,851		$49.58	0.8%	9,535,416	0.8%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2012, 2015 & 2030	207,136	7,509,943		$36.26	0.5%	6,989,403	0.6%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,561,661		$27.25	0.8%	5,561,661	1.1%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	11,983,375		$66.00	0.9%	11,983,375	1.1%	BBB
Fuji Color Processing Inc.	200 Summit Lake Drive	2013	165,880	5,236,060		$31.57	0.4%	5,236,060	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,766,164		$60.19	0.7%	9,766,164	0.9%
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	162,146	7,144,222		$44.06	0.5%	7,144,222	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,374,080		$82.70	1.0%	13,374,080	1.2%	BB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,440,497		$77.19	0.8%	11,440,497	1.0%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	146,917	6,842,482		$46.57	0.5%	6,842,482	0.6%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	145,964	9,046,667		$61.98	0.6%	9,046,667	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	9,174,537		$62.91	0.7%	4,679,014	0.4%

Total			14,571,486	$698,568,898	(1)	$47.94	50.6%	$522,940,263	46.9%

Portfolio Grand Total			30,561,460	$1,392,581,628	(1)	$45.57		$1,129,681,134

(1) - Reflects the net rent of $40.99 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total  PSF annualized rent would be $48.80.
Total PSF annualized rent for the largest tenants would be $51.23 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $47.14.

(2) - 43% of Portfolio’s largest tenants have investment grade credit ratings. 33% of SLG share of annualized rent is derived from these tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Leasing Activity - Manhattan Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/ Rentable SF ($'s)(1)

Vacancy at 12/31/11			1,835,388

Add: Acquired Vacancies	10 East 53rd Street		28,860

Less: Property Taken Out of Service	280 Park Avenue		(311,035)

Space which became available during the Quarter (2):
Office
	51 East 42nd Street	6	3,428	3,428	$52.89
	120 West 45th Street	1	5,488	6,307	$76.29
	220 East 42nd Street	3	7,132	7,697	$62.17
	317 Madison Avenue	7	15,895	18,214	$48.43
	420 Lexington Avenue	7	12,725	14,464	$49.58
	625 Madison Avenue	1	44,747	46,053	$66.05
	711 Third Avenue	1	42,575	45,575	$30.04
	750 Third Avenue	2	9,571	9,944	$45.18
	800 Third Avenue	2	8,856	8,856	$51.20
	919 Third Avenue	4	43,311	43,380	$70.22
	1350 Avenue of the Americas	2	7,736	7,716	$87.30
	Total/Weighted Average	36	201,464	211,634	$55.63

Retail
	420 Lexington Avenue	1	3,019	3,214	$227.56
	Total/Weighted Average	1	3,019	3,214	$227.56

Storage
	420 Lexington Avenue	1	49	74	$28.72
	625 Madison Avenue	1	661	661	$18.12
	Total/Weighted Average	2	710	735	$19.19

	Total Space which became available during the Quarter
	Office	36	201,464	211,634	$55.63
	Retail	1	3,019	3,214	$227.56
	Storage	2	710	735	$19.19
		39	205,193	215,583	$58.07

	Total Available Space		1,758,406

(1)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,758,406

Office
	51 East 42nd Street	7	2.0	5,528	5,654	$46.13	$51.01	$1.54	0.4
	100 Church Street	2	17.7	113,632	115,762	$33.50	$—	$67.34	6.0
	110 East 42nd Street	4	4.2	18,150	18,226	$43.78	$47.48	$34.68	1.7
	120 West 45th Street	2	6.6	12,890	13,313	$61.63	$56.49	$5.70	3.3
	317 Madison Avenue	6	3.1	13,920	15,633	$37.50	$50.38	$0.26	—
	420 Lexington Avenue	9	4.8	20,219	24,565	$44.78	$52.46	$12.73	2.0
	625 Madison Avenue	1	8.0	44,747	49,104	$72.48	$61.95	$45.00	5.0
	711 Third Avenue	1	13.7	4,289	4,431	$48.00	$—	$68.45	11.0
	750 Third Avenue	1	10.1	14,356	16,881	$45.00	$52.99	$65.00	13.0
	800 Third Avenue	2	4.5	8,466	8,231	$53.02	$47.81	$—	1.9
	1350 Avenue of the Americas	6	6.8	51,405	53,126	$62.53	$63.59	$34.20	2.8
	Total/Weighted Average	41	10.5	307,602	324,926	$48.42	$57.60	$43.88	4.6

Retail
	420 Lexington Avenue	1	10.4	3,019	3,214	$310.00	$227.56	$46.67	3.0
	750 Third Avenue	1	10.4	1,380	1,380	$147.82	$176.04	$—	5.0
	Total/Weighted Average	2	10.4	4,399	4,594	$261.28	$212.08	$32.65	3.6

Storage
	420 Lexington Avenue	1	1.6	74	84	$27.00	$25.86	$—	—
	Total/Weighted Average	1	1.6	74	84	$27.00	$25.86	$—	—

Leased Space
	Office (3)	41	10.5	307,602	324,926	$48.42	$57.60	$43.88	4.6
	Retail	2	10.4	4,399	4,594	$261.28	$212.08	$32.65	3.6
	Storage	1	1.6	74	84	$27.00	$25.86	$—	—
	Total	44	10.5	312,075	329,604	$51.38	$62.85	$43.71	4.6

Total Available Space as of 3/31/12				1,446,331

Early Renewals
Office
	51 East 42nd Street	3	4.2	8,905	8,967	$44.85	$47.42	$—	—
	100 Park Avenue	1	2.1	4,408	5,118	$89.71	$89.71	$—	0.5
	317 Madison Avenue	3	5.0	3,663	4,628	$41.63	$42.49	$1.54	0.2
	420 Lexington Avenue	3	5.0	4,021	6,305	$50.30	$52.81	$10.55	3.2
	750 Third Avenue	2	9.0	22,916	23,230	$59.57	$61.81	$15.75	2.0
	1745 Broadway	1	5.0	339,936	361,044	$75.00	$50.74	$4.87	—
	Total/Weighted Average	13	5.2	383,849	409,292	$72.89	$51.72	$5.37	0.2

Storage
	317 Madison Avenue	1	5.0	19	61	$25.65	25.65	$—	0.5
	673 First Avenue	1	3.0	700	1,000	$18.00	19.77	$—	—
	Total/Weighted Average	2	3.1	719	1,061	$18.44	$20.11	$—	0.0

Renewals
	Early Renewals Office	13	5.2	383,849	409,292	$72.89	$51.72	$5.37	0.2
	Early Renewals Storage	2	3.1	719	1,061	$18.44	$20.11	$—	0.0
	Total	15	5.2	384,568	410,353	$72.75	$51.64	$5.36	0.2

(1)	Annual initial Base Rent.
(2)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $60.11/rsf for 130,195 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $69.81/rsf for 539,487 rentable SF.

Leasing Activity - Suburban Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/ Rentable SF ($’s)(1)

Vacancy at 12/31/11			1,033,182

Space which became available during the Quarter (2):
Office
	500 Summit Lake Drive	1	2,944	2,944	$23.80
	1 Landmark Square	4	13,482	13,482	$30.50
	300 Main Street	1	1,000	1,000	$30.00
	1010 Washington Boulevard	4	6,877	6,877	$30.34
	1055 Washington Boulevard	1	6,460	6,460	$40.66
	500 West Putnam Avenue	1	2,491	2,491	$43.56
	The Meadows	1	3,580	3,580	$27.61
	Jericho Plaza	1	26,065	26,065	$36.35
	16 Court Street	7	13,603	12,998	$39.08
	Total/Weighted Average	21	77,816	77,211	$34.62

Storage
	360 Hamilton Avenue	1	224	224	$13.00
	Total/Weighted Average	1	224	224	$13.00

	Total Space which became available during the Quarter
	Office	21	77,816	77,211	$34.62
	Storage	1	224	224	$13.00
		22	78,040	77,435	$34.56

	Total Available Space		1,111,222

(1)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(2)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Properties

Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,111,222

Office
	100 Summit Lake Drive	1	7.6	20,817	20,817	$23.00	$—	$25.41	7.0
	140 Grand Street	1	5.3	2,135	2,135	$28.00	$27.74	$10.00	3.0
	1 Landmark Square	6	5.6	12,092	12,092	$33.31	$34.27	$13.35	3.0
	2 Landmark Square	1	3.3	1,182	1,375	$30.00	$—	$9.00	3.0
	3 Landmark Square	1	11.0	3,060	3,060	$27.00	$—	$52.00	12.0
	300 Main Street	1	1.0	1,000	1,000	$30.00	$30.00	$—	—
	1010 Washington Boulevard	3	2.5	4,189	4,189	$29.84	$29.96	$3.76	0.2
	500 West Putnam Avenue	1	5.4	2,491	2,491	$43.00	$43.56	$—	3.0
	The Meadows	4	3.3	14,059	14,059	$25.28	$27.61	$11.51	1.7
	Jericho Plaza	1	1.5	26,065	26,065	$33.00	$36.35	$—	—
	16 Court Street	5	10.0	4,554	6,520	$33.03	$34.44	$28.08	1.1
	Total/Weighted Average	25	4.8	91,644	93,803	$29.40	$34.69	$13.26	2.9

Storage
	5 Landmark Square	2	3.1	210	210	$15.00	$—	$—	—
	750 Washington Boulevard	1	4.8	43	43	$15.00	$—	$—	—
	Total/Weighted Average	3	3.4	253	253	$15.00	$—	$—	—

Leased Space
	Office (3)	25	4.8	91,644	93,803	$29.40	$34.69	$13.26	2.9
	Storage	3	3.4	253	253	$15.00	$—	$—	—
	Total	28	4.8	91,897	94,056	$29.37	$34.69	$13.23	2.9

Total Available Space as of 3/31/12				1,019,325

Early Renewals
Office
	1 Landmark Square	2	4.3	5,496	5,496	$33.36	$35.21	$2.75	3.5
	2 Landmark Square	1	1.0	3,158	3,158	$32.57	$32.43	$—	—
	3 Landmark Square	1	1.0	6,450	6,750	$32.57	$33.12	$—	—
	500 West Putnam Avenue	1	10.0	1,965	1,965	$57.00	$62.83	$—	—
	The Meadows	1	1.3	12,246	12,246	$26.00	$29.75	$—	—
	16 Court Street	1	0.3	17,015	22,560	$38.75	$38.75	$—	—
	Total/Weighted Average	7	1.5	46,330	52,175	$34.70	$36.06	$0.29	0.4

Renewals
	Early Renewals Office	7	1.5	46,330	52,175	$34.70	$36.06	$0.29	0.4
	Total	7	1.5	46,330	52,175	$34.70	$36.06	$0.29	0.4

(1)          Annual initial Base Rent.

(2)          Escalated Rent is calculated as Total Annual Income less Electric Charges.

(3)          Average starting office rent excluding new tenants replacing vacancies is $32.82/rsf for 54,162 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $33.74/rsf for 106,337 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2012 (1)	12	46,609	0.26%	$2,955,972	$63.42	$92.39		—	—	—	—	—	—
In 2nd Quarter 2012	41	156,409	0.89%	$7,195,296	$46.00	$56.08		2	19,347	0.38%	$830,796	$42.94	$41.37
In 3rd Quarter 2012	27	73,686	0.42%	$4,455,588	$60.47	$55.93		3	24,298	0.47%	$1,502,580	$61.84	$70.08
In 4th Quarter 2012	30	260,864	1.48%	$13,703,988	$52.53	$53.55		6	64,475	1.26%	$4,215,144	$65.38	$70.74

Total 2012	110	537,568	3.05%	$28,310,844	$52.66	$57.98		11	108,120	2.11%	$6,548,520	$60.57	$65.34

1st Quarter 2013	26	144,951	0.82%	$9,615,324	$66.33	$63.01		1	152	0.00%	$22,512	$148.11	$150.00
2nd Quarter 2013	41	362,961	2.06%	$22,506,252	$62.01	$70.79		—	—	—	—	—	—
3rd Quarter 2013	42	242,014	1.37%	$12,734,820	$52.62	$58.39		1	120	0.00%	$3,180	$26.50	$30.00
4th Quarter 2013	31	569,488	3.23%	$29,056,572	$51.02	$49.63		2	45,510	0.89%	$2,126,484	$46.73	$68.91

Total 2013	140	1,319,414	7.49%	$73,912,968	$56.02	$58.53		4	45,782	0.89%	$2,152,176	$47.01	$69.08

2014	119	1,760,606	10.00%	$96,680,460	$54.91	$62.83		16	313,482	6.12%	$17,868,408	$57.00	$72.71
2015	115	2,022,197	11.48%	$116,113,176	$57.42	$59.74		20	169,411	3.31%	$9,655,848	$57.00	$66.01
2016	81	1,120,159	6.36%	$62,578,572	$55.87	$64.76		15	159,288	3.11%	$9,240,192	$58.01	$69.23
2017	81	1,701,966	9.67%	$92,820,504	$54.54	$58.93		10	120,195	2.35%	$8,088,672	$67.30	$73.01
2018	35	598,453	3.40%	$45,282,285	$75.67	$77.07		16	767,267	14.98%	$44,236,332	$57.65	$74.40
2019	24	775,682	4.41%	$46,170,924	$59.52	$62.70		4	130,575	2.55%	$9,588,264	$73.43	$74.69
2020	41	2,305,420	13.09%	$131,187,540	$56.90	$60.10		6	173,990	3.40%	$8,839,116	$50.80	$68.21
2021	45	2,290,629	13.01%	$116,581,906	$50.90	$56.21		3	61,615	1.20%	$2,919,816	$47.39	$65.79
Thereafter	69	3,176,918	18.04%	$156,317,213	$49.20	$60.59		11	436,986	8.53%	$26,181,708	$59.91	$66.93
	860	17,609,012	100.00%	$965,956,392	$54.86	$60.61		116	2,486,711	48.56%	$145,319,052	$58.44	$65.23

							(4)	2	2,634,670	51.44%	$107,986,128
								118	5,121,381	100.00%	$253,305,180

(1)	Includes month to month holdover tenants that expired prior to 3/31/12.
(2)	Tenants may have multiple leases.
(3)	Represents in place annualized rent allocated by year of maturity.
(4)	Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $40.99/psf with annual CPI escalation.
(5)	Management’s estimate of average asking rents as of March 31, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2012 (1)	19	114,571	3.91%	$1,978,566	$17.27	$16.62	7	64,383	2.43%	$2,349,480	$36.49	$34.62
In 2nd Quarter 2012	8	32,709	1.12%	$1,159,968	$35.46	$36.04	7	99,745	3.76%	$3,486,036	$34.95	$32.45
In 3rd Quarter 2012	11	68,054	2.32%	$2,106,588	$30.95	$32.78	5	20,011	0.76%	$684,948	$34.23	$33.67
In 4th Quarter 2012	11	80,988	2.77%	$2,690,856	$33.23	$34.09	8	93,798	3.54%	$3,464,076	$36.93	$35.27

Total 2012	49	296,322	10.12%	$7,935,978	$26.78	$27.25	27	277,937	10.49%	$9,984,540	$35.92	$33.99

1st Quarter 2013	12	202,604	6.92%	$6,539,580	$32.28	$27.40	4	4,570	0.17%	$341,496	$74.73	$69.20
2nd Quarter 2013	10	45,199	1.54%	$1,672,512	$37.00	$33.06	9	55,553	2.10%	$1,612,548	$29.03	$26.96
3rd Quarter 2013	9	38,168	1.30%	$1,323,696	$34.68	$33.33	3	13,243	0.50%	$472,872	$35.71	$33.51
4th Quarter 2013	5	27,799	0.95%	$1,031,016	$37.09	$42.31	6	15,378	0.58%	$517,428	$33.65	$27.86

Total 2013	36	313,770	10.71%	$10,566,804	$33.68	$30.26	22	88,744	3.35%	$2,944,344	$33.18	$30.27

2014	37	287,373	9.81%	$9,399,444	$32.71	$30.85	30	302,318	11.41%	$10,805,364	$35.74	$32.73
2015	33	290,994	9.93%	$9,694,744	$33.32	$31.58	21	140,862	5.32%	$4,423,428	$31.40	$32.47
2016	44	681,228	23.26%	$20,776,776	$30.50	$34.15	9	101,159	3.82%	$3,294,210	$32.56	$32.79
2017	21	103,865	3.55%	$3,275,184	$31.53	$31.81	8	64,370	2.43%	$2,471,556	$38.40	$32.97
2018	16	162,135	5.54%	$5,574,948	$34.38	$34.93	4	61,523	2.32%	$2,289,600	$37.22	$32.93
2019	13	274,717	9.38%	$7,848,948	$28.57	$30.11	6	38,432	1.45%	$1,398,456	$36.39	$34.62
2020	11	234,319	8.00%	$6,492,732	$27.71	$33.19	8	1,436,236	54.19%	$40,816,344	$28.42	$34.98
2021	8	142,281	4.86%	$3,481,464	$24.47	$27.07	5	37,662	1.42%	$1,280,124	$33.99	$33.20
Thereafter	11	142,016	4.85%	$5,230,022	$36.83	$36.51	6	100,905	3.81%	$3,335,046	$33.05	$27.62

	279	2,929,020	100.00%	$90,277,044	$30.82	$31.73	146	2,650,148	100.00%	$83,043,012	$31.34	$33.84

(1)          Includes month to month holdover tenants that expired prior to 3/31/12.

(2)          Tenants may have multiple leases.

(3)          Represents in place annualized rent allocated by year of maturity.

(4)          Management’s estimate of average asking rents as of March 31, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	3/31/2012	Price ($’s) (1)

1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	90.9	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	87.5	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.0	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	85.1	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	94.6	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	98.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.9	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	90.8	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	94.5	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	99.8	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	90.9	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	84.7	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		90.8	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	84.2	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	96.2	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	96.9	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	99.8	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	81.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Eastside	303,515	93.6	72.6	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	70.0	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	90.9	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	78.7	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	55.1	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.7	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	96.9	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	91.9	$252,500,000

(1)   Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2)   Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	3/31/2012	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	88.8	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	84.8	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	81.5	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	95.2	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	51.5	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	51.3	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	87.4	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	26.4	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	80.8	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	3/31/2012	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	100.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	57.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	—	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	15.7	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	59.7	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	100.0	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	95.1	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	92.9	$223,000,000
				554,892			$416,000,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$48,500,000	$3,731
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 E. 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 W 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	Sri Nagarajan	(212) 915-1223	snagarajan@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Credit-Suisse	Andrew Rosivach	(415) 249-7942	andrew.rosivach@credit-suisse.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
Goldman Sachs & Co.	Conor Fennerty	(212) 902-4227	conor.fennerty@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Keefe, Bruyette & Woods	Sheila K. McGrath	(212) 887-7793	smcgrath@kbw.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RBC Capital Markets	David B. Rodgers	(440) 715-2647	dave.rodgers@rbccm.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).